SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, DC 20549




                                  FORM 8-K/A

                                CURRENT REPORT
                    PURSUANT TO SECTION 13 OR 15(D) OF THE
                        SECURITIES EXCHANGE ACT OF 1934


                               November 11, 1997
              (Date of Report [Date of earliest event reported])




                             INNODATA CORPORATION
            (Exact name of registrant as specified in its charter)


        Delaware                   0-22196                 13-3475943
(State or Other Jurisdiction     (Commission             (IRS Employer
    of Incorporation)               File #)            Identification #)




                  95 Rockwell Place, Brooklyn, New York 11217
         (Address of Principal Executive Offices, Including Zip Code)


                                (718) 855-0044
                (Registrant's Telephone #, Including Area Code)


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ITEM  4.    CHANGES  IN  REGISTRANT'S  CERTIFYING  ACCOUNTANT.

Pursuant  to  Regulation  S-K,  Item  304(a)(1)

1. (a). Margolin, Winer & Evens LLP ("MWE") has been the principal auditor of Innodata Corporation for more than the past two fiscal years.

        (i) On November 11, 1997 the Registrant and MWE agreed that MWE would not serve as principal accountant for the year ended December 31, 1997.

        (ii) MWE's reports on the financial statements of Registrant for Registrant's last two fiscal years contained no adverse opinion, disclaimer of opinion, modification, or qualification.

        (iii) The change in principal accountant was approved by the Board of Directors.

        (iv) During the two years ended December 31, 1996 and the interim period through November 11, 1997, there were no disagreements with MWE on any matter of accounting principles and practices, financial statement disclosure, or audit scope and procedure, which disagreement, if not resolved to the satisfaction of MWE, would have caused it to make reference to the subject matter of the disagreement in connection with its report.

        (v)    Not  applicable.

2. On November 12, 1997, the Registrant appointed Grant Thornton LLP as principal accountants for the year ended December 31, 1997. During the two years ended December 31, 1996 and the interim period through November 11, 1997, the Registrant has not consulted with Grant Thornton LLP.

3. Registrant has attached hereto a letter furnished by MWE addressed to the Securities and Exchange Commission.

ITEM  7.  EXHIBITS

          (16) Letter dated November 17, 1997 by MWE to the Securities and Exchange Commission.

                                  SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                         INNODATA  CORPORATION


                                            /s/
                                         --------------------------
                                         By  Barry  Hertz,  Chairman





   /s/                       Chief Executive Officer  November 17, 1997
------------------------

Jack Abuhoff



   /s/                       Chief Financial Officer  November 17, 1997
------------------------
Martin Kaye

                                                                    Exhibit 16



November  17,  1997


Securities  and  Exchange  Commission
450  5th  Street,  NW
Washington,  DC  20549

Gentlemen:

We were previously principal accountants for Innodata Corporation and, under the date of March 14, 1997, we reported on the consolidated financial statements of Innodata Corporation as of December 31, 1996 and 1995 and for each of the three years in the period ended December 31, 1996. On November 11, 1997 our appointment as principal accountants was terminated. We have read Innodata Corporation's statements included under Item 4 of its Form 8-K/A dated November 11, 1997, and we agree with the statements concerning our Firm, except that we are not in a position to agree or disagree with Innodata Corporation's statement that the change in principal accountant was approved by the Board of Directors.

Very  truly  yours,

Margolin,  Winer  &  Evens  LLP
Garden  City,  New  York